Employee Benefit Plan, Comprehensive Text Block (Details)	12 Months Ended
Dec. 31, 2025
EBP 001
Employee Benefit Plan, Comprehensive Text Block (Tables) [Line Items]
EBP, Plan Termination
Note 4. Plan Termination
Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of Plan termination, participants will become 100 percent vested in their accounts.